Exhibit 99.1

Endurance Announces Completion of Acquisition of Montpelier Re

PEMBROKE, Bermuda — July 31, 2015 — Endurance Specialty Holdings Ltd. (NYSE:ENH), a Bermuda-based specialty provider of property and casualty insurance and reinsurance, announced today that it has completed its acquisition of Montpelier Re Holdings Ltd. (NYSE: MRH). The acquisition was originally announced on March 31, 2015.

John R. Charman, Chairman and Chief Executive Officer of Endurance, commented, “Endurance’s strategic acquisition of Montpelier combines two strong underwriting businesses resulting in an organization with increased scale, scope and more relevant market presence. The acquisition materially expands our breadth of distribution with the addition of a good-sized and scalable Lloyd’s platform and a third-party capital insurance and reinsurance investment product business. We expect the transaction to enhance the long-term value of our business for shareholders with accretion to earnings per share and return on equity.”

The completion of the acquisition follows the receipt of all necessary regulatory approvals and approval of the transaction by Endurance and Montpelier shareholders, which was obtained at special general meetings of Endurance and Montpelier shareholders held on June 30, 2015. Pursuant to the terms of the merger agreement and effective as of the close of trading today, Montpelier shares have ceased trading.

In connection with the closing of the acquisition of Montpelier, Endurance announced today that its Board of Directors has appointed three Montpelier directors — Morgan W. Davis, Nicholas C. Marsh and Ian Michael Winchester — as non-executive directors of Endurance. Mr. Charman stated, “I am delighted to welcome our new Directors. Their knowledge of Montpelier’s business and their broad experience across the insurance and reinsurance industry will be great assets to our Board, as we continue to transform Endurance into a larger and more globally relevant industry leader.”

Mr. Davis serves as a director of White Mountains Insurance Group, Ltd. and OneBeacon Insurance Group, Ltd. Mr. Davis was formerly Managing Director at OneBeacon from 2001 to 2005 and served in various capacities for White Mountains from 1994 to 2001. Prior to that, he was with Fireman’s Fund Insurance Company for seven years and INA/Cigna for ten years.

Mr. Marsh is a Member of the Board of Directors of HCC International Insurance Company PLC, holding the position of Non-Executive Chairman of HCC International and HCC Underwriting Agency Ltd. Prior to joining the Board of HCC in April 2014, Mr. Marsh was employed as Director of Corporate Underwriting and Director of Underwriting Review at Atrium Underwriting Group Limited from 2007 until his retirement in December 2013. During his forty-year career with Atrium, Mr. Marsh also served as Chairman of Atrium Underwriters Limited from 2005 to 2007, as Chief Executive Officer of Atrium Underwriting Plc from 2000 to 2005, as the Active Underwriter of Syndicate 570 at Lloyd’s from 1989 to 2005, and prior to that as an Underwriter of Syndicate 570 from 1973 to 1989. He has served as a trustee of the Lloyd’s Benevolent Fund since 2007 and as a member of the Council of Lloyd’s from 2008 to 2013.

Mr. Winchester is currently a Managing Partner and Chairman of the Investment Committee of BHC Winton Funds, L.P., an investment fund which focuses on providing capital to syndicates operating in the Lloyd’s market. From 1985 to 2006, he was with T&H Holdings, Inc., parent of Toplis and Harding, Inc., one of the oldest independent insurance outsourced services companies in North America specializing in claims adjusting work, where he served as Chairman, President and CEO. From 1970 to 1985, he was with Winchester Bowring, Ltd., a specialist reinsurance broker at Lloyd’s and a subsidiary of Marsh & McLennan, Inc., where he served as Managing Director from 1976 to 1985, and from 1964 to 1970 he was with Alexander Howden, Ltd., now a part of Aon Corporation, where he served as an Assistant Director from 1968 to 1970. Mr. Winchester has also been an Underwriting Member of Lloyd’s since 1978.

About Endurance Specialty Holdings

Endurance Specialty Holdings Ltd. is a global specialty provider of property and casualty insurance and reinsurance. Through its operating subsidiaries, Endurance writes agriculture, professional lines, property, marine and energy, and casualty and other specialty lines of insurance and catastrophe, property, casualty, professional lines and specialty lines of reinsurance. We maintain excellent financial strength as evidenced by the ratings of A (Excellent) from A.M. Best (XV size category) and A (Strong) from Standard and Poor’s on our principal operating subsidiaries. Endurance’s headquarters are located at Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda and its mailing address is Endurance Specialty Holdings Ltd., Suite No. 784, No. 48 Par-la-Ville Road, Hamilton HM 11, Bermuda. For more information about Endurance, please visit www.endurance.bm.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this press release may include, and Endurance may make related oral, forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Endurance’s Annual Report on Form 10-K for the year ended December 31, 2014 and other documents of Endurance on file with the Securities and Exchange Commission. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Endurance or its business or operations. Except as required by law, Endurance undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Investor Relations

Phone: +1 441 278 0988

Email: investorrelations@endurance.bm

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